TRANSAMERICA IDEX MUTUAL FUNDS
TA IDEX Legg Mason Partners Investors Value
Supplement dated July 12, 2007 to the Statement of Additional Information
dated March 1, 2007, as previously supplemented
The following information supplements, amends and replaces certain information in the Statement of Additional Information under “Appendix B — Portfolio Managers” regarding TA IDEX Legg Mason Partners Investors Value.
Dmitry Khaykin became portfolio manager of the fund, replacing Mark McAllister. As of April 30, 2007, he did not manage any other registered investment companies, other pooled investment vehicles, or other accounts.
Ownership of Securities
As of April 30, 2007, the portfolio managers did not beneficially own any equity securities in the fund.
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Investors Should Retain This Supplement for Future Use